SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 6, 2003

ALLIANT TECHSYSTEMS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10582	41-1672694
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5050 LINCOLN DRIVE EDINA, MINNESOTA		55436-1097
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code: (952) 351-3000

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)           Exhibits.

Exhibit No.	Description
99.1	Press release, dated May 8, 2003, announcing leadership succession plan
99.2	Press release, dated May 8, 2003, announcing election of director
99.3	Press release, dated May 8, 2003, reporting ATK’s financial results for Fiscal Year 2003

Item 9.  Regulation FD Disclosure

On May 8, 2003, Alliant Techsystems Inc. (“ATK”) issued a press release announcing that its Board of Directors had approved an executive leadership succession plan on May 6.  A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

On May 8, 2003, ATK issued a press release announcing that Dan Murphy had joined its Board of Directors on May 6.  A copy of the press release is furnished as Exhibit 99.2 to this report and is incorporated herein by reference.

The following information is furnished both pursuant to Item 9, “Regulation FD Disclosure,” and Item 12, “Results of Operations and Financial Condition.”  On May 8, 2003, ATK issued a press release reporting its financial results for the fiscal year ended March 31, 2003. A copy of the press release is furnished as Exhibit 99.3 to this report and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ALLIANT TECHSYSTEMS INC.

By:	/s/ Ann D. Davidson
	Name:	Ann D. Davidson
	Title:	Vice President, General Counsel and Corporate Secretary

Date: May 8, 2003